SECURITIES PURCHASE AGREEMENT

Dated as of October 26, 2016

between

OSK, LLC,
a Minnesota limited liability company,
as Seller

and

CENTRUE FINANCIAL CORPORATION,
a bank holding company incorporated in the State of Delaware,
as Purchaser

THIS SECURITIES PURCHASE AGREEMENT (the "Agreement") dated as of October 26, 2016, is being executed by and between **OSK, LLC**, a Minnesota limited liability company ("Seller"), and **CENTRUE FINANCIAL CORPORATION**, a bank holding company incorporated in the State of Delaware ("Purchaser").

WITNESSETH:

WHEREAS, Seller owns the securities described on Schedule 1 to this Agreement (collectively, the "Purchased Securities");

WHEREAS, Seller has agreed to sell, and Purchaser has agreed to purchase, all of Seller's right, title and interest in and to the Purchased Securities on the terms and conditions set forth below, which Purchased Securities have been issued in accordance with the terms of that certain Amended and Restated Declaration of Trust of Centrue Statutory Trust #3 dated as of April 19, 2007 (as such Indenture may be amended and supplemented from time to time, the "Indenture"), by and between Purchaser and Wilmington Trust Company, as trustee ("Trustee");

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged Purchaser and Seller hereby agree as follows:

1. DEFINITIONS AND INTERPRETATION

(a) **Recitals and Definitions.** The Recitals are true and correct in all respects, are a substantive portion of this Agreement, and are hereby incorporated into this Agreement and made a part hereof as if fully stated herein. Capitalized terms used and not otherwise defined herein have the respective meanings given to such terms in the Indenture. In addition, as used in this Agreement:

"Business Day" means any day on which Seller and Purchaser are open for business, other than a Saturday, Sunday, federal holiday or state holiday in Illinois or Minnesota.

"Closing" shall mean the closing of the sale and purchase contemplated by this Agreement.

"Closing Date" shall be October 27, 2016 or as mutually agreed to by the Parties, but not later than October 31, 2016.

"Governing Documents" has the meaning set forth in Section 11.

"Governmental Authority" has the meaning set forth in Section 11.

"Instrument of Transfer" means, with respect to any Purchased Security, any transfer certificate, letter or other instrument required under the terms of such Purchased Security to be executed by Purchaser to transfer title to such Purchased Security from Seller to Purchaser.

"Parties" shall mean, collectively, Seller and Purchaser.

"Person" shall mean an individual, a corporation, a partnership, a limited liability company, a trust, an unincorporated association, a joint venture (formal or informal) or any other entity.

"Purchase Price" means U.S. Nine Million and 00/100th Dollars ($9,000,000.00) Together with the Purchase Price, Seller shall be paid all accrued and unpaid interest on the Purchased Securities through and including the Closing Date. The Parties acknowledge and agree that the accrued and unpaid interest on the Purchased Securities through October 27, 2016 is $18,023.85 and the amount of interest that will accrue thereafter is $693.23 per day.

"Requirements of Law" has the meaning set forth in Section 11.

"Tax" means all present or future taxes, duties, levies, imposts, deductions, charges, withholdings and all penalties and liabilities with respect thereto levied by any tax authorities or other government authorities and taxes, taxation, taxable and comparable expressions shall be construed accordingly.

"Transaction Documents" has the meaning set forth in Section 11.

(b) **Rules of Construction.** Unless the context otherwise clearly requires: (i) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined; (ii) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; (iii) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation"; (iv) the word "will" shall be construed to have the same meaning and effect as the word "shall"; (v) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (vi) any reference herein to any Person shall be construed to include such Person's successors and assigns; (vii) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof; (viii) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Agreement; (ix) any reference in this Agreement to a statute, any provision thereof or to any statutory instrument, order or regulation made thereunder shall be construed as a reference to such statute, provision, statutory instrument, order or regulation as the same may have been, or may from time to time be, amended or re-enacted; and (x) headings and sub-headings are for ease of reference only and shall not affect the interpretation of this Agreement.

2. SALE OF THE PURCHASED SECURITIES

Subject to the occurrence of the Closing, on the terms and conditions set forth herein, effective on and as of the Closing Date, Seller hereby sells, assigns and transfers to Purchaser, and Purchaser hereby acquires from Seller, all of the right, title and interest of Seller in and to, and hereby assumes all of the obligations of Seller in respect of, the Purchased Securities.

Except as otherwise expressly set forth herein, the sale, transfer and assignment of the Purchased Securities is made WITHOUT RECOURSE TO SELLER AND WITHOUT REPRESENTATION OR WARRANTY EXPRESS OR IMPLIED OF ANY TYPE KIND OR CHARACTER. PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PURCHASED SECURITIES AS PROVIDED FOR HEREIN IS MADE ON AN "AS-IS" CONDITION AND BASIS WITH ALL FAULTS AND WITHOUT RECOURSE AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXCEPT AS SET FORTH IN SECTION 6 BELOW. ALL RISK WITH RESPECT TO THE PURCHASED SECURITIES SHALL BE BOURNE BY PURCHASER FROM AND AFTER THE CLOSING DATE, SUBJECT TO PURCHASER'S RIGHT TO INDEMNIFICATION HEREUNDER IN THE EVENT OF A BREACH OF SELLER'S REPRESENTATIONS AND WARRANTIES INCLUDED IN SECTION 6.

3. PURCHASE PRICE

(a) As consideration for the sale, assignment and transfer contemplated by Section 2 hereof, Purchaser shall on the Closing Date pay by wire transfer of immediately available funds to Seller an amount equal to the Purchase Price and together with the Purchase Price, Seller shall be paid all accrued and unpaid interest on the Purchased Securities through and including the Closing Date. The Parties acknowledge and agree that the accrued and unpaid interest on the Purchased Securities through October 27, 2016 is $18,023.85 and the amount of interest that will accrue thereafter is $693.23 per day.

(b) Seller and Purchaser agree that (i) Seller shall be entitled to any payments of principal, fees and other amounts with respect to the Purchased Securities made on or prior to the Closing Date and (ii) Purchaser shall be entitled to any payments of principal, interest, fees and other amounts with respect to the Purchased Securities made after the Closing Date. Each Party agrees that it will hold any principal, interest, fees or other amounts that it may receive to which the other Party shall be entitled pursuant to the preceding sentence for the account of such other Party and pay, in like money and funds, any such amounts that it may receive to such other Party promptly upon receipt.

(c) All payments under this Agreement shall be made in immediately available funds, without setoff, deduction or counterclaim. Any payments to be made by Purchaser to Seller under this Agreement shall be made in full without any set-off, deduction, counterclaim or claim to a lien whatsoever, whether or not any such set-off, deduction, counterclaim or lien arises under this Agreement, to the following account:

Wells Fargo Bank, N.A
420 Montgomery
San Francisco, CA 94104
ABA: 121000248
Account #: 2179160854
Account Name: OSK Asset Holdings, LLC

4. CLOSING

The Closing shall occur at such place or in such manner as may be mutually agreed upon by Seller and Purchaser.

(a) The obligations of Seller under this Agreement are subject to the satisfaction (or, if applicable, waiver in the sole discretion of Seller) on and as of the Closing Date, of each of the following conditions:

(i) all of the covenants and agreements required by this Agreement to be complied with and performed by Purchaser shall have been duly complied with and performed in all material respects;

(ii) the representations and warranties made by Purchaser herein shall be true and correct in all material respects when made, and as of the Closing Date;

(iii) Seller shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Purchaser, that each of the conditions set forth in Section 4(a)(i) and (ii) have been satisfied;

(iv) Seller shall have received a certificate of the Secretary or Assistant Secretary (or equivalent officer) of Purchaser certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Purchaser authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby;

(v) With respect to each Purchased Security for which an Instrument of Transfer is required, Purchaser shall have executed and delivered such Instrument of Transfer in accordance with its terms and the terms of the related Purchased Security and certified to Seller that it has completed these actions;

(vi) Purchaser shall have delivered to Seller all other documents Purchaser is obligated to deliver at Closing pursuant to the terms hereof; and

(vii) Seller shall have received the Purchase Price and accrued but unpaid interest as provided in Section 3(a).

(b) The obligations of Purchaser under this Agreement are subject to the satisfaction (or, if applicable, waiver in the sole discretion of Purchaser) on and as of the Closing Date, of each of the following conditions:

(i) all of the covenants and agreements required by this Agreement to be complied with and performed by Seller shall have been duly complied with and performed in all material respects;

(ii) the representations and warranties made by Seller herein shall be true and correct in all material respects when made, and as of the Closing Date;

(iii) Purchaser shall have received a certificate, dated the Closing Date and signed by a duly authorized officer of Seller, that each of the conditions set forth in Section 4(b)(i) and (ii) have been satisfied;

(iv) Purchaser shall have received a certificate of the Secretary or Assistant Secretary (or equivalent officer) of Seller certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Seller authorizing the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the transactions contemplated hereby;

(v) Seller shall have delivered (including by electronic delivery) to Purchaser all certificates representing the Purchased Securities duly endorsed in blank or accompanied by stock powers or other Instruments of Transfer, duly executed in blank, and each of the documents and agreements Seller is obligated to deliver at Closing pursuant to the terms hereof in order to indefeasibly transfer the Purchased Securities to Purchaser; and

(vi) Seller shall have delivered to Purchaser all other documents Seller is obligated to deliver at Closing pursuant to the terms hereof.

5. INTENTIONALLY OMITTED

6. REPRESENTATIONS

(a) Purchaser hereby represents and warrants to Seller, as of the date hereof and as of the Closing Date, as follows:

(i) it has been duly organized and is validly existing under the laws of its jurisdiction of organization;

(ii) it has full power and authority to execute, deliver and perform this Agreement and all obligations under this Agreement and it has taken all necessary action to authorize this Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder;

(iii) no consent of any other Person, and no license, permit, approval or authorization is required by it in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement or its obligations hereunder;

(iv) it has not received written notice of any action, suit or proceeding pending, or to its knowledge threatened, against it in any court or by or before any other

governmental agency or instrumentality, which would materially and adversely affect the ability of Purchaser to carry out the transactions contemplated by this Agreement;

(v) this Agreement has been, and each instrument and document required hereunder shall be, executed and delivered by a duly authorized officer, and this Agreement constitutes, and each instrument and document required hereunder when executed and delivered by it hereunder shall constitute, legally valid and binding obligations of it, enforceable against it, in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors' rights, as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to it;

(vi) the execution, delivery and performance of this Agreement and the documents and instruments required hereunder do not and will not violate any provision of any existing law or regulation binding on or applicable to it, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on it, or any agreement, instrument or deed to which it is a party or by which it is or may be bound, which in the case of any of the above would have an adverse effect on its ability to perform its obligations under this Agreement;

(vii) it is not in violation of its constitutive documents or in breach or violation of or in default under any contract or agreement to which it is a party or by which it or any of its property may be bound, or any applicable statute or any rule, regulation or order of any court, government agency or body having jurisdiction over it or its properties or assets, and/or is not subject to any other legal restriction, which, in either case, would have a materially adverse effect on its ability to perform its obligations under this Agreement;

(viii) it is the issuer of the Purchased Securities and is identified as the "Company" under the Indenture;

(ix) it has been solely responsible for making its own independent investigation of the Purchased Securities. Purchaser expressly acknowledges that Seller provided an opportunity to Purchaser to independently investigate and examine the Purchased Securities and to consult with counsel of its choosing and Purchaser had the opportunity, on its own, to examine any other records that might be available to the public from local, county, state and federal authorities, courts and record-keeping offices, and Purchaser has become fully familiar with the status thereof and Purchaser expressly agrees that, except as set forth in Section 6(b) below, it is not relying on any oral or written representation or warranty, express or implied, relating to the Purchased Securities; and

(x) it has entered into this transaction after consultation with independent counsel of Purchaser's own selection and, with the sole exception of the representations and warranties specifically made in Section 6(b), Purchaser is not relying upon representation or warranty of Seller in consummating this transaction.

(b) Seller represents and warrants to Purchaser, as of the date hereof and as of the Closing Date, as follows that:

(i) it has been duly organized and is validly existing under the laws of its jurisdiction of organization;

(ii) it has full power and authority to execute, deliver and perform this Agreement and all obligations under this Agreement and it has taken all necessary action to authorize this Agreement on the terms and conditions hereof and the execution, delivery and performance of this Agreement and all obligations required hereunder;

(iii) no consent of any other Person, and no license, permit, approval or authorization is required by it in connection with this Agreement or the execution, delivery, performance, validity or enforceability of this Agreement or its obligations hereunder;

(iv) it has not received written notice of any action, suit or proceeding pending, or to its knowledge threatened, against it in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the ability of Seller to carry out the transactions contemplated by this Agreement;

(v) this Agreement has been, and each instrument and document required hereunder shall be, executed and delivered by a duly authorized officer, and this Agreement constitutes, and each instrument and document required hereunder when executed and delivered by it hereunder shall constitute, legally valid and binding obligations of it, enforceable against it, in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency or similar laws affecting generally the enforcement of creditors' rights, as such laws would apply in the event of any bankruptcy, receivership, insolvency or similar event applicable to it;

(vi) the execution, delivery and performance of this Agreement and the documents and instruments required hereunder do not and will not violate any provision of any existing law or regulation binding on or applicable to it, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on it, or any agreement, instrument or deed to which it is a party or by which it is or may be bound, which in the case of any of the above would have an adverse effect on its ability to perform its obligations under this Agreement;

(vii) the execution, delivery and performance of this Agreement and the documents and instruments required hereunder do not and will not create any lien, security interest, claim, participation or other charges or encumbrances of any nature whatsoever on the Purchased Securities;

(viii) it is not in violation of its constitutive documents or in breach or violation of or in default under any contract or agreement to which it is a party or by which it or any of its property may be bound, or any applicable statute or any rule, regulation or order of any court, government agency or body having jurisdiction over it or its properties or assets, and/or is not subject to any other legal restriction, which, in either

case, would have a materially adverse effect on its ability to perform its obligations under this Agreement; and

(ix) the Purchased Securities represent all the outstanding Purchased Securities issued under the Indenture, are authenticated by the Trustee, Seller has good title to, and is the sole legal and beneficial owner of, the Purchased Securities, free and clear of all liens, security interests, claims, participations or other charges or encumbrances of any nature whatsoever and has the full right to transfer its interest in the Purchased Securities to Purchaser. On the Closing Date, Purchaser shall receive all of Seller's interest in the Purchased Securities free and clear of all liens, security interests, claims, participations or other charges or encumbrances of any nature whatsoever.

The representations and warranties of Purchaser and Seller contained in Section 6 above shall survive Closing for one hundred eighty (180) days.

7. TAXES

All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If Purchaser is so required to deduct or withhold, then Purchaser will (a) promptly notify Seller of such requirement, (b) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by Purchaser to Seller under this Section 7) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Seller, and (c) promptly forward to Seller an official receipt (or a certified copy), or other documentation reasonably acceptable to Seller, evidencing such payment to such authorities.

8. DISCLAIMER OF WARRANTIES; INDEMNIFICATION

(a) EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, THE PURCHASED SECURITIES ARE TRANSFERRED TO PURCHASER "AS IS AND WHERE IS" AND WITHOUT REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE. WITHOUT LIMITING THE GENERALITY OF THE IMMEDIATELY PRECEDING SENTENCE, AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, SELLER HEREBY (i) EXPRESSLY DISCLAIMS AND NEGATES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO (A) THE CONDITION OF THE PURCHASED SECURITIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED OR EXPRESS WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) OR (B) ANY INFRINGEMENT BY SELLER OR ANY OF ITS AFFILIATES OF ANY PATENT OR PROPRIETARY RIGHT OF ANY THIRD PARTY; AND (ii) NEGATES ANY RIGHTS OF PURCHASER UNDER STATUTES TO CLAIM DIMINUTION OF CONSIDERATION AND ANY CLAIMS BY PURCHASER FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN, IT BEING THE INTENTION OF SELLER AND PURCHASER

THAT THE PURCHASED SECURITIES ARE ACCEPTED BY PURCHASER IN THEIR PRESENT CONDITION.

(b) Purchaser hereby agrees to indemnify Seller and its affiliates and their respective employees, officers, directors and shareholders, and does hereby agree to defend and save them harmless, from and against any and all claims, counterclaims, cross-claims, actions, causes of action, suits, proceedings, judgments, damages, accounts, reckonings, executions, and liabilities whatsoever of every name and nature (including reasonable attorneys' fees), whether known or unknown, whether or not well founded in fact or in law, and whether in law, at equity, or otherwise, involving, arising out of or relating to any breach of any representation, warranty, or covenant of Purchaser set forth in this Agreement.

(c) Seller hereby agrees to indemnify Purchaser and its affiliates and their respective employees, officers, directors and shareholders, and does hereby agree to defend and save them harmless, from and against any and all claims, counterclaims, cross-claims, actions, causes of action, suits, proceedings, judgments, damages, accounts, reckonings, executions, and liabilities whatsoever of every name and nature (including reasonable attorneys' fees), whether known or unknown, whether or not well founded in fact or in law, and whether in law, at equity, or otherwise, involving, arising out of or relating to any breach of any representation, warranty, or covenant of Seller set forth in this Agreement.

(d) The indemnity provisions contained in this Section 8 shall survive the Closing Date for a period of one hundred eighty (180) days.

9. REMEDIES

(a) Seller's Breach. If Seller breaches this Agreement, Purchaser shall be entitled to pursue any and all remedies available to Purchaser at law or in equity, including but not limited to specific performance and/or a suit for damages; provided, however, that in no event shall Seller be liable to Purchaser for any consequential, special or punitive damages.

(b) Purchaser's Breach. If Purchaser breaches this Agreement, Seller shall be entitled to pursue any and all remedies available to Seller at law or in equity, including but not limited to specific performance and/or a suit for damages; provided however, that in no event shall Purchaser be liable to Seller for any consequential, special or punitive damages.

10. RELEASE OF PURCHASED SECURITIES

(a) Upon the Closing and except as provided in Section 3(b), all right, title and interest of Seller in and to the Purchased Securities shall be terminated and released.

(b) Seller hereby agrees to deliver (including by electronic delivery) to Purchaser upon the Closing all certificates representing Purchased Securities, duly endorsed in blank or accompanied by stock powers or other Instruments of Transfer duly executed in blank, and such other documentation necessary to effectuate the transfer of the Purchased Securities to Purchaser.

11. CONFIDENTIALITY

All information regarding the terms set forth in any of the Transaction Documents, and the identities of the Parties, shall be kept confidential and shall not be disclosed by either Party to any Person except (a) to the affiliates of such Party or its or their respective directors, managers, officers, employees, agents, advisors, underwriters, financing sources and other representatives who are informed of the confidential nature of such information and instructed to keep it confidential, (b) to the extent requested by any regulatory authority or required by Requirements of Law, (c) to the extent required to be included in the financial statements or filings with the Securities and Exchange Commission of either Party or an affiliate thereof and (d) any insurer or other credit enhancer of, or any provider of credit protection with respect to, any security issued by Seller (whether any of the foregoing is provided to the issuer or to its trustee or to the applicable holder), holders of securities issued by Seller and their respective directors, managers, officers, employees, agents, advisors and other representatives who are informed of the confidential nature of such information and instructed to keep it confidential. However, notwithstanding the foregoing, the Tax treatment and Tax structure of this Agreement and the transactions contemplated hereunder shall not be treated as confidential.

For the Purposes of this Section 11:

(a) the term "Transaction Documents" means, collectively, this Agreement and all additional documents, certificates, agreements or instruments, the execution of which is required, necessary or incidental to or desirable for performing or carrying out any other Transaction Document, which additional documents, certificates, agreements or instruments are identified by one party in writing as constituting Transaction Documents;

(b) the term "Requirements of Law" means, with respect to any Person or property or assets of such Person and as of any date, all of the following applicable thereto as of such date: all Governing Documents and existing and future laws, statutes, rules, regulations, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by any Governmental Authority, judgments, decrees, injunctions, writs, awards or orders of any court, arbitrator or other Governmental Authority;

(c) the term "Governing Documents" means, with respect to any Person, its articles or certificate of incorporation or formation, by-laws, partnership, limited liability company, operating or trust agreement and/or other organizational, charter or governing documents; and

(d) the term "Governmental Authority" means, any (a) nation or government, (b) state or local or other political subdivision thereof, (c) central bank or similar monetary or regulatory authority, (d) Person, agency, authority, instrumentality, court, regulatory body, central bank or other body or entity exercising executive, legislative, judicial, taxing, quasi-judicial, quasi-legislative, regulatory or administrative functions or powers of or pertaining to government, (e) court or arbitrator having jurisdiction over such Person, its affiliates or its assets or properties, (f) stock exchange on which shares of stock of such Person are listed or admitted for trading, (g) accounting board or authority that is responsible for the establishment or

interpretation of national or international accounting principles, and (h) supra-national body such as the European Union or the European Central Bank.

12. BROKER

Neither Seller nor Purchaser has contacted any broker, finder or similar Person in connection with the transaction contemplated hereby, except Purchaser has contacted Vining Sparks. Purchaser and Seller each represent and warrant to the other that there are and there will be no agent's, broker's, or other intermediary's fees or commissions payable as a consequence of this transaction, and that they have not dealt with a broker, agent or intermediary who might by reason of such dealing have any claim for a fee, commission or other compensation with respect to the purchase and sale of the Purchased Securities, except for any fees Purchaser may owe Vining Sparks. Seller and Purchaser hereby indemnify, hold harmless, defend and protect the other from and against any and all claims for commissions, compensation, expense or charge of whatever nature on the part of any broker, agent or other intermediary claiming by reason of any dealing with them. The indemnity contained herein shall survive Closing.

13. RIGHTS CUMULATIVE; WAIVER; MODIFICATION

The rights of each of the Parties under this Agreement are cumulative and may be exercised as often as any Party considers appropriate, subject to the time and other limitations set forth in this Agreement and by applicable law. Failure by Purchaser or Seller to insist upon or enforce any of its rights shall not constitute a waiver thereof. Either Party hereto may waive the benefit of any provision or condition for its benefit contained in this Agreement and any such wavier shall be in writing signed by the applicable Party. No waiver of any term, provision, or condition of this Agreement in any one or more instance shall be deemed to be or construed as a further or continuing waiver any such term of this Agreement. No oral modification hereof shall be binding upon the Parties, and any modification shall be in writing and signed by the Parties.

14. FURTHER ASSURANCES

In addition to the obligations expressly required to be performed hereunder by Seller and Purchaser, each Party agrees to cooperate with the other and to perform such other acts and to execute, acknowledge and deliver before and after Closing, such other instruments as a Party may reasonably request and as shall be necessary in order to effect the consummation of the transactions contemplated hereby, including any requirements of the Trustee under the Indenture. The requesting party shall be responsible for the preparation and filing of, and any costs associated with the preparation of, such additional instruments and for any costs or filing fees associated with the recording of such instruments. This provision shall survive Closing.

15. MISCELLANEOUS

(a) **Severability.** If any term, provision, covenant or condition of this Agreement, or the application thereof to Seller or Purchaser or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any relevant jurisdiction), the remaining terms, provisions, covenants and conditions of this Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not

otherwise affect the enforceability, validity or legality of the remaining terms, provisions, covenants and conditions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of Seller and Purchaser as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of Seller and Purchaser or the practical realization of the benefits hereof that would otherwise be conferred upon Seller or Purchaser. Each Party will endeavor in good faith negotiations with the other Party to replace the prohibited or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

(b) **Entire Agreement.** This Agreement contains the entire agreement and understanding of the Parties and supersedes all prior agreements, understandings or arrangements (both oral and written) relating to the subject matter of this Agreement and no waiver of a breach of the terms of, or of any default under, this Agreement shall be deemed a waiver of any subsequent breach or default or in any way affect the other terms of this Agreement.

(c) **Assignment.** No Party may assign any of its rights or obligations hereunder without the prior consent of the other Parties. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

(d) **Notices.** All notices, requests, consents and other communications hereunder shall be in writing and shall be personally delivered, sent by facsimile, national overnight courier, email or mailed by first-class registered or certified mail, return receipt requested, postage prepaid (and shall be effective when delivered or when proper delivery is rejected):

If to Seller:

OSK, LLC
4121 West 50th Street
Edina, MN 55424
Attention: Adam J. Bernier
Phone: (612) 770-7050
Fax: (763) 592-7850
Email: adam.bernier@osp-group.com

With a copy to:

Hirschler Fleischer, PC
725 Jackson Street, Suite 200
Fredericksburg, VA 22401-5720
Attn: Carrie H. O'Malley, Esquire
Phone: (540) 604-2109
Fax: (540) 604-2102
E-mail: comalley@hf-law.com

If to Purchaser:

Centrue Financial Corporation
122 West Madison Street
Ottawa, Illinois 61350
Attention: Kurt R. Stevenson, President
Telephone: (815)431-2811
Fax: ____________________
Email: Kurt.Stevenson@centrue.com

With a copy to:

Howard & Howard Attorneys PLLC
200 S. Michigan Avenue, #1100
Chicago, Illinois 60604
Attention: Mark B. Ryerson
Phone: (312) 456-3406
Fax: (312) 939-5617
Email: mryerson@howardandhoward.com

Any Party may change its details for notices by prior written notice to each other Party.

(e) **Governing Law.** This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating in any way whatsoever to this Agreement (whether in contract tort or otherwise) shall be governed by, the law of the State of Minnesota.

(f) **Jurisdiction.** Any lawsuit arising out of or otherwise relating to the subject matter of this Agreement shall be brought in state or federal court in Hennepin County, Minnesota, and both Parties consent to the jurisdiction and venue of such courts.

(g) **WAIVER OF JURY TRIAL. EACH PARTY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING.**

(h) **Counterparts.** This Agreement may be executed in any number of counterparts each of which shall be an original, and all of which taken together shall constitute one and the same instrument, and the Parties agree that receipt by fax or electronic transmission of an executed copy of this Agreement shall be deemed to be receipt of an original. Delivery of an executed counterpart signature page by e-mail (PDF) or telecopy shall be effective as delivery of a manually executed counterpart of this instrument.

(i) **Attorneys' Fees.** Each Party agrees to pay its own attorneys' fees in connection with the negotiation of this Agreement. Notwithstanding the foregoing terms of this Section 15(i), and to the extent not otherwise set forth in this Agreement, in the event of litigation relating to the subject matter of this Agreement, the non-prevailing party shall reimburse the prevailing party for all reasonable attorney fees and costs related thereto.

(j) **Prior Understandings.** This Agreement supersedes any and all prior discussions and agreements between Seller and Purchaser with respect to the purchase of the Purchased Securities contained herein, and this Agreement contains the sold and entire understanding between the Parties with respect to the transaction contemplated herein.

(k) **Business Days; Time is of the Essence.** In the event any closing date, deadline or other date of performance set forth in this Agreement falls on a day which is not a Business Day, such date shall be revised to be the next immediate Business Day. It is agreed that time is of the essence with respect to the obligations hereunder.

(l) **Binding Effect.** This Agreement shall be binding upon and inure to the benefit of the Parties, and their respective heirs, devisees, personal representatives, successors and assigns.

(m) **Headings.** The headings of the articles and sections contained in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the Parties has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

CENTRUE FINANCIAL CORPORATION, AS PURCHASER

BY: /s/ Kurt R. Stevenson
NAME: Kurt R. Stevenson
TITLE: President & CEO

OSK, LLC,
AS SELLER

BY:____________________
NAME: ____________________
TITLE: ____________________

IN WITNESS WHEREOF, each of the Parties has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

CENTRUE FINANCIAL CORPORATION, AS PURCHASER

BY:______________________
NAME: ______________________
TITLE: ______________________

OSK, LLC,
AS SELLER

BY:______________________
NAME: Adam Bernier
TITLE: Vice President, Secretary and Treasurer

SCHEDULE 1

CUSIP	ISSUER	PAR/FACE AMOUNT
15643D-AA-0	Centrue Financial Corporation	$10,000,000.00